EXHIBIT 99.2

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2004

      The unaudited pro forma condensed consolidated balance sheet assumes the acquisition of TravMed USA, Inc. and selected accounts of its affiliate ("TravMed") occurrs on January 1, 2004, pursuant to the Agreement and Plan of Reorganization and is based on the estimates and assumptions set forth herein and in the notes below to these statements, utilizing the historical balance sheets of Crdentia and TravMed as of December 31, 2004. This pro forma information has been prepared utilizing the historical financial statements and notes thereto, which are incorporated by reference herein. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the purchase been effected on the date indicated or of the results which may be obtained in the future.

                                                                    Historical                           Proforma
                                                                  Crdentia, Corp.    TravMed            Adjustments     Proforma
                                                                  -----------------------------        ---------------------------
Current assets:
    Cash and cash equivalents                                     $    362,472     $     10,110                       $    372,582
    Accounts receivable, net                                         3,212,029        1,407,125                          4,619,154
    Other current assets                                               495,579          712,087 (4)        (454,479)       753,187
                                                                  -----------------------------                       ------------
Total current assets                                                 4,070,080        2,129,322                          5,744,923

Property and equipment, net                                            293,600           56,712                            350,312
Goodwill                                                            12,974,973                  (3)       5,604,622     18,579,595
Intangibles, net                                                     1,660,717                  (3)         492,000      2,152,717
Other assets                                                           837,061                                             837,061

                                                                  -----------------------------                       ------------
Total assets                                                      $ 19,836,431     $  2,186,034                       $ 27,664,608
                                                                  =============================                       ============

Current liabilities:
    Accounts payable and accrued expenses                         $  2,523,069          393,801                       $  2,916,870
    Accrued dividends on convertible preferred stock                 1,027,254                                           1,027,254
    Accrued employee compensation and benefits                         554,945                                             554,945
    Revolving lines of credit                                        2,521,598          937,145                          3,458,743
    Current portion of notes payable, net                            2,234,764           88,981 (1,4)       505,420      2,829,165
    Note payable to stockholders                                       400,000          194,000 (4)        (194,000)       400,000
    Subordinated convertible notes, net                                 50,000                                              50,000
    Other current liabilities                                          100,017           16,251                            116,268
                                                                  -----------------------------                       ------------
Total current liabilities                                            9,411,647        1,630,178                         11,353,245

Long term liabilities                                                  918,007                  (1)       2,621,089      3,539,096

                                                                  -----------------------------                       ------------
Total liabilities                                                   10,329,654        1,630,178                         14,892,341
                                                                  -----------------------------                       ------------

Convertible preferred stock, 10,000,000 shares authorized
    Series B Convertible Preferred Stock, $0.0001 par value,           750,000                                             750,000
      3,750,000 shares issued and outstanding
    Series B-1 Convertible Preferred Stock, $0.0001 par value,      30,123,400                                          30,123,400
      93,043 shares issued and outstanding
    Series C Convertible Preferred Stock, $0.0001 par value,         1,070,510                  (2)       3,265,490      4,336,000
      52,501 shares issued and outstanding
Series C preferred stock warrants                                    2,079,910                                           2,079,910

Stockholders' equity (deficit)                                     (24,517,043)         555,856 (4)        (555,856)   (24,517,043)

                                                                  -----------------------------                       ------------
Total liabilities and stockholders' equity (deficit)              $ 19,836,431     $  2,186,034                       $ 27,664,608
                                                                  =============================                       ============

(1) record debt incurred in acquisition
(2) record issuance of Series C preferred stock used to finance the cash portion of the acquisition
(3) record purchase of TravMed USA, Inc. and selected accounts of its Affiliate and related acquisition costs
(4) eliminate assets and liabilities not acquired

EXHIBIT 99.2

       UNAUDITED PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

      The unaudited pro forma condensed consolidated operating statement assumes the acquisition of TravMed USA, Inc. and selected accounts of its affiliate ("TravMed") occurred on the first day of the period ended December 31, 2004, pursuant to the Agreement and Plan of Reorganization and is based on the estimates and assumptions set forth herein and in the notes below to these statements, utilizing the historical audited operating statements of Crdentia Corp and TravMed for the 12 month period ended December 31, 2004. This pro forma information has been prepared utilizing the historical financial statements and notes thereto, which are incorporated by reference herein. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the purchase been effected on the dates indicated or of the results which may be obtained in the future.

                                                             Historical                           Proforma
                                                           Crdentia, Corp.    TravMed            Adjustments      Proforma
                                                           -----------------------------        ----------------------------
Revenue from services                                      $ 23,018,389     $ 12,104,904                        $ 35,123,293
Direct operating expenses                                    18,251,274        9,425,722                          27,676,996
                                                           -----------------------------                        ------------
      Gross profit                                            4,767,115        2,679,182                           7,446,297
                                                           -----------------------------                        ------------

Operating expenses:
      Selling, general, and administrative expenses           9,517,218        1,998,584 (1)          98,400      11,614,202
      Loss on impairment of intangibles                       1,800,000                                            1,800,000
      Non-cash stock based compensation                         393,857                                              393,857
                                                           -----------------------------                        ------------
Total operating expenses                                     11,711,075        1,998,584                          13,808,059
                                                           -----------------------------                        ------------

Loss from operations                                         (6,943,960)         680,598                          (6,361,762)

Non-cash expense for conversion of debt                     (24,541,000)                                         (24,541,000)
Interest expense, net                                        (2,217,894)         (43,847)(2)        (242,748)     (2,504,489)
                                                           -----------------------------                        ------------

Loss before income taxes                                    (33,702,854)         636,751                         (33,407,251)

Income tax expense                                                   --               --                                  --
                                                           -----------------------------                        ------------

Net loss                                                   $(33,702,854)    $    636,751                        $(33,407,251)
                                                           =============================                        ============

Deemed dividend related to beneficial conversion
      feature on Series A convertible preferred stock        (1,000,000)                                          (1,000,000)
Deemed dividend related to beneficial conversion
      feature on Series B convertible preferred stock        (1,250,000)                                          (1,250,000)
Deemed dividend related to beneficial conversion
      feature on Series B-1 convertible preferred stock      (1,328,400)                                          (1,328,400)
Deemed dividend related to beneficial conversion
      feature on Series C convertible preferred stock        (1,070,510)                                          (1,070,510)
Non-cash preferred stock dividends                           (3,635,699)                                          (3,635,699)
                                                           -----------------------------                        ------------

 Net loss attributable to common shareholders              $(41,987,463)    $    636,751                        $(41,691,860)
                                                           =============================                        ============

Basic and diluted loss per common share
       attributable to common shareholders                 $      (5.23)                                        $      (5.19)
                                                           ============                                         ============

Weighted average number of common shares outstanding          8,033,725                                            8,033,725
                                                           ============                                         ============

(1) amortization of intangibles
(2) interest expense on debt incurred in the acquisition